UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

KAMAN CORPORATION
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KAMAN CORPORATION
Supplement to Proxy Statement For
The Special Meeting of Shareholders
To Be Held on Wednesday, April 17, 2024

EXPLANATORY NOTE

As previously announced, Kaman Corporation (the “Company”) entered into an Agreement and Plan of Merger, dated as of January 18, 2024, by and among the Company, Ovation Parent, Inc., a Delaware corporation (“Parent”), and Ovation Merger Sub, Inc., a Connecticut corporation and a wholly owned subsidiary of Parent (“Merger Sub”) (as it may be amended from time to time, the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of investment funds managed by Arcline Investment Management LP (“Arcline”). On March 8, 2024, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) in connection with the Company’s Special Meeting of the Shareholders to be held on Wednesday, April 17, 2024, at 9:00 a.m., Eastern Time, at the corporate headquarters of the Company located at 1332 Blue Hills Avenue, Bloomfield, Connecticut (the “Special Meeting”). This supplement (the “Supplement”) to the Proxy Statement is being filed to supplement the Proxy Statement as described below.

As of April 5, 2024, the Company is aware of three complaints filed by purported shareholders of the Company: Garfield v. Barry, et al., C.A. No. HHD-CV24-6182478-S (Conn. Super. Ct.), which was filed in the Connecticut Superior Court, and Weiss v. Kaman Corp., et al., C.A. No. 3:24-cv-00512 (D. Conn.) and Jones v. Kaman Corp., et al., C.A. No. 3:24-cv-00513 (D. Conn.), which were filed in the United States District Court for the District of Connecticut (each a “Complaint” and collectively, the “Complaints”). All Complaints were filed as individual actions against the Company and current members of the Company’s board of directors (the “Company Board”), with the Garfield Complaint also listing Arcline, Parent and Merger Sub (collectively, the “Arcline Entities”) as defendants.

The Complaints allege, among other things, that certain disclosures in the Proxy Statement filed in connection with the proposed transaction between the Company and Merger Sub omitted certain purportedly material information regarding, among other things, the background of the Merger, the Company’s financial projections and J.P. Morgan’s financial analyses. The Weiss and Jones Complaints assert violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and SEC Rule 14a-9. The Garfield Complaint asserts that the Company Board breached the fiduciary duties owed to the Company’s shareholders and that the Arcline Entities aided and abetted the Company Board’s breaches of fiduciary duty. The Company believes the claims set forth in the Complaints are without merit.

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with all applicable law and denies the allegations in the Complaints, in order to moot the purported shareholders’ and plaintiffs’ disclosure claims, avoid nuisance, possible expense and business delays and provide additional information to its shareholders, the Company has determined to voluntarily supplement certain disclosures in the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. The Supplemental Disclosures are set forth below and should be read in conjunction with the Proxy Statement.

SUPPLEMENTAL DISCLOSURES TO THE PROXY STATEMENT

This Supplement should be read in conjunction with the Proxy Statement, which you are urged to read in its entirety. Nothing in this Supplement shall be deemed an admission of the legal necessity or materiality of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations the Complaints that any additional disclosure was or is required. The information contained in this Supplement is incorporated by reference into the Proxy Statement. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement shall supersede or supplement the information in the Proxy Statement. Paragraph and page references used herein refer to the Proxy Statement before any additions or deletions resulting from this Supplement. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement. New text within the restated language from the Proxy Statement is highlighted with bold, underlined text and removed language within restated language from the Proxy Statement is indicated by ~~strikethrough text~~. Except as specifically noted herein, the information set forth in the Proxy Statement remains unchanged.

On page 47 of the Proxy Statement, the third full paragraph on the page in the section entitled “The Merger — Opinion of the Company’s Financial Advisor — Public Trading Multiples” is hereby amended as follows:

Using publicly available information, J.P. Morgan calculated, for each selected company, the multiple of the firm value (the “FV”) (calculated as equity value, plus or minus, as applicable, net debt or net cash) to the analyst consensus estimates of calendar year 2024 adjusted EBITDA for the applicable company (the “FV/2024E Adj. EBITDA Multiple”). The FV/2024E Adj. EBITDA Multiple for the companies selected by J.P. Morgan were as follows:

Selected Publicly Traded Companies	FV/2024E Adj. EBITDA Multiple
Engineered Products
TransDigm Group Inc.	18.8x
Heico Corp.	23.7x
Regal Rexnord Corp	10.1x
RBC Bearings Inc.	19.2x
Barnes Group Inc.	7.9x
Structures
Howmet Aerospace Inc.	15.7x
Hexcel Corp.	15.9x
Spirit AeroSystems Inc.	9.7x
Albany International Corp.	10.9x
Triumph Group, Inc.(1)	10.1x
Ducommun Inc.	8.2x

(1) Triumph Group, Inc.’s FV/2024E Adj. EBITDA Multiple was calculated after giving effect to the sale of its Product Services business.

On page 48 of the Proxy Statement, the third full paragraph on the page in the section entitled “The Merger — Opinion of the Company’s Financial Advisor — Selected Transaction Analysis” is hereby amended as follows:

Using publicly available information, J.P. Morgan calculated, for each selected transaction, the multiple of the target company’s total value implied in the relevant transaction to the target company’s estimated adjusted EBITDA for the twelve months immediately preceding the announcement of the applicable transaction (the “TV/LTM Adj. EBITDA Multiple”). The TV/LTM Adj. EBITDA Multiple for each transaction were as follows:

Selected Transactions		TV/LTM Adj. EBITDA Multiple

Acquiror	Target

KKR & Co. Inc.	CIRCOR International, Inc.	13.2x

Oshkosh Corp.	JBT AeroTech Corp.	14.7x

Eaton Corp.	Cobham Ltd. Mission Systems Business	14.0x

TransDigm Group Inc.	Cobham Ltd. Aero Connectivity Business	12.0x

Woodward, Inc.	Hexcel Corp.	13.4x

Advent Int.	Cobham Ltd.	13.1x

TransDigm Group Inc.	Esterline Technologies Corp.	14.8x

United Technologies Corp.	Rockwell Collins, Inc.	15.9x

Berkshire Hathaway Inc.	Precision Castparts Corp.	12.3x

RBC Bearings Inc.	Sargent Aerospace & Defense	13.3x

On page 51 of the Proxy Statement, the first full paragraph on the page in the section entitled “The Merger – Projections Prepared by the Company’s Management” is hereby amended as follows:

Other key financial metrics as reflected in management’s forecast are as follows:

•
Adjusted EBITDA margins range from 17.2% in 2024 to 22.9% in 2028 reflecting the Company’s management’s expectations for margin expansion based on, among other things, (1) enhanced productivity in its manufacturing operations and continued focus on supply chain management, (2) favorable operating leverage associated with projected higher volumes in the Engineered Products segment, (3) continued execution of cost reduction initiatives across the Corporate organization and operating units, (4) continued improvement in the execution and cost performance associated with legacy Fuze, Safe and Arm programs in the Precision Products segment, and (5) improved performance through continued operational excellence initiatives in the Structures segment.

•
Capital expenditures (“CAPEX”) averaging $28M annually, or approximately 3.2% of sales from 2024 to 2028 reflecting replacement CAPEX as well as continued investment to support the growth of the business.

•	The Company’s estimated net debt is $522.3M, inclusive of $199.5M principal amount of Convertible Notes, as of December 31, 2023.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Arcline, the Company filed a definitive proxy statement with the SEC on March 8, 2024 and subsequently mailed the definitive proxy statement and other relevant documents to each shareholder entitled to vote at the special meeting relating to the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.kaman.com/) or by contacting the investor relations department of the Company

Participants in the Solicitation

The Company and its directors and executive officers, including Aisha M. Barry, A. William Higgins, Scott E. Kuechle, Michelle J. Lohmeier, Jennifer M. Pollino, Niharika T. Ramdev, all of whom are members of the Company Board, as well as Ian K. Walsh, the Company’s Chairman, President and Chief Executive Officer, Carroll K. Lane, Interim Chief Financial Officer, Richard S. Smith, Jr., General Counsel, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction. Additional information regarding such participants (other than for Mr. Smith), including their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management” contained in the Company’s Proxy Statement on Schedule 14A filed with the SEC on March 8, 2024. To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial ownership on Form 3, or amendments to beneficial ownership reports on Schedules 13D filed with the SEC.

Cautionary Statement on Forward-Looking Statements

This Supplement, and the documents to which the Company refers you in this Supplement, as well as information included in oral statements or other written statements made or to be made by the Company or on the Company’s behalf, contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for among other things, the expected timing of the closing of the proposed transaction; any anticipated effects of the pendency or completion of the proposed transaction on the value of the Company Common Stock; the ability of the parties to obtain any required regulatory approvals in connection with the proposed transaction and to complete the proposed transaction considering the various closing conditions; the availability of debt and equity financing; the expected benefits of the proposed transaction; expenses related to the proposed transaction and any potential future costs; anticipated impacts of any litigation relating to the Merger; the Company’s future growth and financial results, business strategy and competitive position, and any assumptions underlying any of the foregoing. They can be identified by the use of words such as “intend,” “expect,” “strategy,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following risks: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including the failure to close the Merger by the End Date; (ii) the risk that the Company’s shareholders may not approve the proposed transaction; (iii) inability to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction such as obtaining certain required regulatory approvals may not be satisfied or waived; (iv) uncertainty as to the timing of completion of the proposed transaction; (v) restrictions or prohibitions under certain covenants in the Merger Agreement during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities, (vi) potential adverse effects or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (vii) potential litigation relating to the proposed transaction that could be instituted against the Company, Arcline or their respective directors and officers, including the effects of any outcomes related thereto; (viii) significant costs associated with the proposed transaction; (ix) availability of debt and equity capital and financing and any action by rating agencies in response to the proposed transaction; (x) possible disruptions from the proposed transaction that could harm the Company’s or Arcline’s business, including current plans and operations. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed or that may be filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Any forward-looking information provided in this Supplement should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this Supplement.